The Burton Partnership Annual Meeting March 27, 2013 Ernie Pinner Chairman & CEO CenterState Banks, Inc. Holding Company John Corbett President & CEO CenterState Bank of Florida, N.A. Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement
2

Company Overview

- ✓
- ✓
- ✓
- ✓

Jacksonville
75
95
4
Orlando
95
Tampa
Winter Haven
75
Lake Okeechobee
95
75

27
24
6
56
65
Nashville
Winston-Salem
3
87
46
Atlanta
6
Birmingham
127
8
1
91

CenterState
BANKS, INC.

Correspondent Banking Market
Data as of  12/31/12
•
Headquartered in Davenport, FL
$2.4 billion in assets
$1.4 billion in loans
$2.0 billion in deposits
•
Company formed:  June 2000
1 Subsidiary Bank
Corporate Overview

• CAPITAL - Total Risk-Based Capital Ratio – 17.9%
• LIQUIDITY - Loans / Assets - 61%
• LOANS WITH THIRD PARTY PROTECTION – 25%
21% of loans are covered by loss sharing agreements with the FDIC
4% subject to “Put Back” agreement with TD Bank ending January 20, 2013
• ASSETS WITH THIRD PARTY PROTECTION – 36%
*
36% -
Backed by the United States
2% -
subject to “Put Back” agreement with TD Bank ending January 20, 2013
• LOW CONCENTRATION LEVELS
**
CRE at 107%
of capital  vs. 300% guidance
CD&L at 14%
of capital vs. 100% guidance
*  Includes cash and cash equivalents, AFS securities issued by U.S. Government Sponsored Entities, FDIC covered assets, and FHLB and FRB stock.
**Excludes FDIC covered loans
Conservative Balance Sheet
as of December 31, 2012

TCE Ratio –
9.6%

Ocala National Bank
Olde Cypress Community Bank
Independent National Bank of Ocala
Community National Bank of Bartow
Central Florida State Bank
First Guaranty Bank & Trust Co.
TD Bank divesture in Putnam
Federal Trust Acquisition from
The Hartford Insurance Company
Opportunistic through the Crisis
Non – FDIC Acquisitions FDIC Acquisitions
New Fee-Based Business Lines Strategic Expansion & Management Lift-Outs
Correspondent Banking Division
Prepaid Card Division
Wealth Management Division
Trust Department
Vero Beach
Okeechobee
Jacksonville

40.00%
30.00%
20.00%
10.00%
0.00%
28.85%
19.06%
12.61%
10.46%
5.92%
CenterState
CCBG
FUBC
KBW Regional Bk
SBCF

KBW Regional Bk
CenterState
FUBC
CCBG
SBCF
0.00%
-20.00%
-40.00%
-60.00%
-80.00%
-100.00%
-28.01%
-29.50%
-37.81%
-59.71%
-84.34%

CenterState BANKS, INC.

7 One Year - 2012 Five Year - 2007 to 1012 Price Change %

Florida is on the Mend

169,529
130,386
94,168
2010
2011
2012

11.4
8.3
5.5
2010
2011
2012

Housing is now a Tailwind

Single Family Inventory
Months Supply of Inventory
•
Median single family home prices are up 14% from last year
• Pending home sales are up 31% from last year
• Median days on the market are down 17% from last year
Source: Florida Realtors Yearly and Monthly Market Detail – December 2012 Single
Family Homes

$35
$30
$25
$20
$15
$10
$5
$0
$ in millions
NPA Inflows
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

CenterState BANKS, INC.

NPA Inflows – Slowing Down 10 Excluding FDIC covered assets

15.00
10.00
5.00
0.00
7.36
7.03
2.91
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
CSFL
Southeastern Peers
Florida Peers

$125
$100
$75
$50
$25
$0
$ in millions
$13.8
$62.2
$8.2
$7.1
$10.3
$39.0
$16.3
$6.6
$8.6
$42.7
$7.5
$6.7
$7.5
$31.9
$6.9
$6.8
$6.9
$28.7
$9.9
$7.7
$7.6
$25.7
$7.4
$8.8
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
TDRs accruing only
30 - 89 days past due
90 days and nonaccrual
OREO/ORA

CenterState BANKS, INC.

NPAs / Loans & OREO (%)
Problem Loan Trends
Source: SNL Financial and Company filings. Peer information updated quarterly
Nonperforming assets include 90 days or more past due.
Southeastern peers include ABCB, BTFG, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include all banks headquartered in Florida , opened no later than  12/31/2005 and  total assets between $500 million and $5 billion.
14
Credit Quality Trends - Improving

$ in millions
$80
$60
$40
$20
$-
$32
$40
$35
$44
$54
$59
$62
$77
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

CenterState BANKS, INC.

New Loan Production Loan Trends as of December 31, 2012 12 Excluding FDIC covered assets

Core Earnings on the Rise

$ in millions
$15
$10
$5
$0
($5)
($10)
$7.8
$3.4
($6.2)
($5.9)
$7.9
$9.9
2007
2008
2009
2010
2011
2012

$ in millions
$30
$20
$10
$0
$13.6
$10.0
$16.2
$18.1
$16.1
$29.0
2007
2008
2009
2010
2011
2012

CenterState BANKS, INC.

Net Income
1. Pre-tax pre-provision  income  (“PTPP”) is a non-GAAP measure that if defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, income from FDIC loan pool impairment, OREO indemnification income from FDIC, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.
Profitability Metrics

Pre-Tax Pre-Provision Income¹

2008 – 2012 CAGR: 19.1%
$ in millions
2,500
2,000
1,500
1,000
500
0
2008
2009
2010
2011
2012
520
453
238
311
475
26%
23%
12%
15%
24%
Time Deposits
MMDA
Savings
NOW
DDA

2008 – 2012 CAGR: 24.8%
120,000
80,000
40,000
0
11,001
43,974
12,025
54,561
14,998
78,874
15,277
96,699
13,592
106,621
2008
2009
2010
2011
2012
Time Deposits
Core Deposits

CenterState
BANKS, INC.

• Value of core deposits not fully realized in this low rate environment.
• Approximately 120,213 total accounts - $16,614 average balance per account
Core deposits defined as non-time deposits.
Total Deposits Number of Deposit Accounts
9
DDA and NOW 12/31/11 12/31/12 Change % Change
Balance $767MM $972MM $205MM 27%
No. of Accounts 74,528 85,070 10,542 14%
Building Franchise Value with Core Deposits

11
Branch Consolidation – 15  ( 11 FDIC / 4 Legacy)
Reduction in Force - 85
Data Processing Conversions – Complete July 2012
Merger of Subsidiaries – Complete June 2012
Focus on Efficiency and Core Earnings - 2012

90%
85%
80%
75%
70%
65%
86%
87%
79%
78%
76%
78%
77%
77%
76%
74%
4Q11
1Q12
2Q12
3Q12
4Q12
Efficiency Ratio*
Efficiency ratio, excluding Correspondent Banking**

CenterState BANKS, INC.

10
Efficiency Ratio
Operating Efficiencies
* Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]
**Efficiency Ratio, excluding Correspondent Banking is defined as follows: [non-interest expense – Correspondent Banking non-
interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] /
[net interest income (fully tax equivalent) – Correspondent Banking net interest income + non-interest income – Correspondent
Banking non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]

Banking Consolidation

Thomasville
Valdosta
U N I T E D S T A T E S
Tallahassee
F L O R I D A
10
Perry
Gainesville
G u l f o f
M e x i c o
Tampa
St.
Petersburg
Port St.
Lucie
Lake
75
Big
Cypress
Swamp
95
Miami
Everglades
National
Park

CenterState
BANKS, INC.

Source: SNL Financial
Legacy CSFL Branch
First Guaranty Bank (FDIC)
Central FL State Bank (FDIC)
Three FDIC Acquisitions (3Q 2010)
Federal Trust Acquisition (Nov 2011)
TD Branch Acquisition (Jan 2011)
Jacksonville
Recent M&A Transactions
19

1
4
2
1
1
1
1
2
1
1
1
12
1
3
1
1
1
4
2
3
6
4
1
3
2
1
32
1
3
1
15

CenterState
BANKS, INC.

17 42% Source: SNL Financial Data as of 12/31/12 or MRQ Banks with Texas Ratio over 200% 20

> $1.0 bn & Public
5 Banks
> $1.0 bn & Private
15 Banks
$500 mm - $1.0 bn
26 Banks
$250 - $500 mm
39 Banks
< $250 mm
103 Banks
TALLAHASSEE
JACKSONVILLE
ORLANDO
MIAMI

CenterState BANKS, INC.

CSFL Advantages
• CSFL is one of only five major
exchange traded banks
headquartered in FL with assets
between $1 billion and $10 billion
• Proven experience through 8
successful acquisitions in the past 3
years
• Disproportionate number of sellers
versus very few buyers
• The number of small, distressed
Florida institutions remains high
CSFL – Best Positioned Florida Consolidator
Source:  SNL Financial
Data as of MRQ available

• Lifetime local bankers with common lineage • Florida economy improving • CSFL metrics improving with better performance anticipated • Best positioned consolidator in the state Summary 22

Appendix

25.00
20.00
15.00
10.00
5.00
18.9
19.7
19.3
18.0
18.8
18.7
19.1
17.6
17.8
17.6
17.9
11.3
10.9
10.3
10.0
10.1
10.3
10.5
9.0
9.2
9.6
9.9
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Total Risk-Based Capital Ratio
Tier 1 Leverage Ratio

CenterState BANKS, INC.

Total Risk-Based & Tier 1 Leverage

• Two successful capital raises in 2009 and 2010 totaling $114 million
• First publicly traded bank in Florida to successfully complete a capital raise during financial crisis in 2009
• Over 50 “Blue Chip” active institutional investors – Average daily volume (3m) approximates 46,000 shares
• Institutions committed to capitalize additional FDIC accretive transactions
Capital

Consumer / Other 4%
Commercial & Industrial 11%
Construction, A&D, & Land 5%
Comm RE - Non Owner Occupied 19%
Comm RE - Owner Occupied 23%
Residential Real Estate 38%

CenterState BANKS, INC.

Total Loans by Type Total Loans Detail
Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
4,021
$ 429 MM
$106,700
CRE-Owner
Occupied
721
$ 264 MM
$366,200
CRE-Non Owner
Occupied
477
$ 216 MM
$452,800
Construction,
A&D, & Land
434
$ 56 MM
$129,000
Commercial &
Industrial
1,205
$ 124 MM
$102,900
Consumer & All
Other
2,774
$ 51 MM
$18,400
Total
9,632
$ 1,140 MM
$118,400
Total Loan Portfolio
as of December 31, 2012
25
Excluding FDIC covered assets

| | ($ millions) | % of CRE Loans | Avg. Loan Amount ($000) |
|---|---|---|---|
| RV Parks | $0.1 | 0.0% | $50 |
| Funeral Homes | $0.5 | 0.1% | $275 |
| Aviation | $1.2 | 0.2% | $591 |
| Car Washes | $1.4 | 0.3% | $348 |
| Hotel/Lodging | $2.4 | 0.5% | $1,185 |
| Auto Dealerships | $3.5 | 0.7% | $1,732 |
| Mobile Home Park | $12.6 | 2.6% | $549 |
| Mini Warehouse | $12.9 | 2.7% | $719 |
| Resi Multi Family | $16.6 | 3.5% | $234 |
| Restaurant | $20.4 | 4.2% | $523 |
| Agriculture | $21.0 | 4.4% | $296 |
| Strip Center | $22.0 | 4.6% | $524 |
| Other CRE | $29.1 | 6.1% | $393 |
| Warehouse | $33.4 | 6.9% | $484 |
| Medical | $33.8 | 7.0% | $512 |
| Industrial | $36.4 | 7.6% | $544 |
| Church/Education | $56.5 | 11.8% | $549 |
| Retail | $74.3 | 15.5% | $375 |
| Office | $102.4 | 21.3% | $298 |
| | | **100.0%** | **$401** |

| | ($ millions) | % of CDL Loans | Avg. Loan Amt ($000) |
|---|---|---|---|
| Developed Land | $0.2 | 0.4% | $243 |
| Constr - Other | $0.4 | 0.7% | $125 |
| Constr - Retail | $0.5 | 1.0% | $539 |
| Constr - Church/Edu | $1.8 | 3.3% | $1,833 |
| Constr - Single Fam | $2.2 | 4.0% | $200 |
| Raw Land-Future Resi | $10.2 | 18.4% | $365 |
| Individual Resi Lot | $18.6 | 33.6% | $58 |
| Raw Land-Future Comm | $21.4 | 38.6% | $306 |
| | | **100.0%** | **$128** |

CenterState
BANKS, INC.

Commercial Real Estate by Type ($MM) Construction Loans by Type ($MM)

C&D concentration – 14% vs. 100%
• 55% Owner Occupied
CRE concentration – 107% vs. 300%
CRE Concentrations
as of December 31, 2012
Excluding FDIC covered assets

Certificates of Deposits 24%
Demand Deposits 26%
Money Market 15%
NOW Accounts 23%
Savings Accounts 12%

CenterState BANKS, INC.

Total  Deposits by Type Total Deposits Detail
23
Total Deposit Portfolio
as of December 31, 2012
Deposit Type
No. of
Deposits Balance
Avg Deposit
Balance
Demand
Deposits
37,741
$ 520 MM
$13,800
Now Accounts
47,329
$ 453 MM
$9,600
Savings
Deposits
18,217
$ 238 MM
$13,000
Money Market
3,334
$ 311 MM
$93,400
Certificates of
Deposits
13,592
$ 475 MM
$35,000
Total
120,213
$ 1,997 MM
$16,600

$600
$500
$400
$300
$200
$100
$-
$ in millions
$168
$218
$316
$429
$347
$488
$328
$464
$310
$442
4Q11
1Q12
2Q12
3Q12
4Q12
Carrying Balance
Unpaid Principal Balance

8.00%
7.70%
7.40%
7.10%
6.80%
6.50%
6.20%
6.80%
6.69%
7.51%
7.03%
7.71%
4Q11
1Q12*
2Q12*
3Q12*
4Q12*

$1,150
$1,125
$1,100
$1,075
$ in millions
$1,100
$1,117
$1,122
$1,130
$1,138
4Q11
1Q12
2Q12
3Q12
4Q12

5.30%
5.20%
5.10%
5.00%
4.90%
5.21%
5.23%
5.20%
5.08%
5.02%
4Q11
1Q12
2Q12^
3Q12^^
4Q12

CenterState BANKS, INC.

Covered Loans - Average Yields Covered Loans – Average Balances
Non-Covered Loans – Average Balance
Loans – Yields and Averages
Non-Covered Loans – Average Yields
*    Adjusted for measurement period adjustment.
^    Adjusted for non-accrual loan upgrades
^^  Adjusted for excess cash flows relating to one  noncovered loan pool and a put back loan adjustment 28

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$ in billions
0.80%
0.60%
0.40%
0.20%
0.62%
0.55%
0.43%
0.38%
0.34%
4Q11
1Q12
2Q12
3Q12
4Q12
Time Deposits
Non Time Deposits
Demand Deposits
Cost of Deposits

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$ in billions
5.00%
4.00%
3.00%
4.33%
4.50%
4.78%
4.67%
4.65%
4Q11
1Q12
2Q12
3Q12
4Q12
Non FDIC Covered Loans
FDIC Covered Loans
AFS Securities
All other
Yield on Earning Assets

4.80%
4.45%
4.10%
3.75%
3.40%
3.93%
4.20%
4.48%
4.46%
4.51%
4Q11
1Q12
2Q12
3Q12
4Q12

CenterState
BANKS, INC.

8 Costs of Deposits Yield on Interest Earning Assets Net Interest Margin (excluding Correspondent Division) Net Interest Margin 29

30
($ in thousands) 4Q11 1Q12 2Q12 3Q12 4Q12
Average FDIC covered loans $167,512 $316,421 $347,191 $327,847 $309,502
Interest accretion $2,873 $5,265 $6,480 $5,796 $6,001
Yield 6.80% 6.69% 7.51% 7.03% 7.71%
IA accretion (amortization) included in
non interest income ($699) ($537) ($348) ($671) ($1,540)
Interest accretion less IA amortization $2,174 $4,728 $6,132 $5,125 $4,461
Yield, including IA amortization 5.15% 6.01% 7.10% 6.22% 5.73%
Average IA balance $52,231 $92,384 $133,503 $127,376 $120,580
Yield, including IA balances 3.93% 4.65% 5.13% 4.48% 4.13%
Indemnification Asset (“IA”) amortization and its
effect on FDIC covered loan interest accretion
IA – negative accretion

Consumer, $607 (37) 2%
Commercial, $1,650 (27)
6%
Constr, Dev, Land, $2,032 (22)
8%
39%
Residential, $9,993 (79)
44%
Comm RE, $11,459 (33)

Other Repo, $770 (13)
1-4 Family, $834 (8)
10%
11%
Vacant Land, $2,535 (12)
Comm Buildings, $2,273 (13)
33%
30%
16%
Resi Lots, $1,233 (35)

CenterState BANKS, INC.

Non-Performing Loans ($M)
• $7,645M
• OREO & Repos are carried at 42% of Unpaid
Principal Balance
Data as of  6/30/12
OREO & Repo ($M)
• $25,741M (2.26% of Gross Loans)
• NPLs are carried at 77% of Unpaid Principal Balance
• Current NPLs at 36%
NPA Breakout
as of December 31, 2012

Excluding FDIC covered assets

$20
$15
$10
$5
$-
$ in millions
$18.0
$12.0
$6.0
$2.7
$0.8
$1.7
$1.8
4Q11
1Q12
2Q12
3Q12
4Q12
Loan Loss Provision
LLP related to loan sales

$20
$15
$10
$5
$-
$ in millions
$16.3
$12.0
$4.3
$4.7
$2.7
$1.3
$1.8
4Q11
1Q12
2Q12
3Q12
4Q12
Net Charge-offs
NCOs related to loan sales

$20
$15
$10
$5
$-
$ in millions
$21.0
$12.0
$9.0
$3.3
$1.8
$2.9
$2.4
4Q11
1Q12
2Q12
3Q12
4Q12
All other credit cost
LLP related to loan sales

CenterState
BANKS, INC.

Net Charge-Offs (NCOs) Loan Loss Provision (LLP)
Excludes FDIC covered loans
Total Credit Costs
•
Provision expense trending downward
•
Net charge-offs trending downward
•
Total credit cost trending downward
Credit Cost